UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 1, 2010

SOLUTIA INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State of Incorporation)

001-13255	43-1781797
(Commission File Number)	(IRS Employer Identification No.)

575 Maryville Centre Drive, P.O. Box 66760, St. Louis, Missouri	63166-6760
(Address of principal executive offices)	(Zip Code)

(314) 674-1000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On June 1, 2010, we filed a Current Report on Form 8-K to report the completion of the acquisition of Etimex Solar GmbH (“Vistasolar”).  The acquisition was consummated pursuant to a certain Share Purchase Agreement, dated as of February 28, 2010 (the “Purchase Agreement”) between Etimex Holding GmbH, a limited liability company formed under the laws of Germany (“Seller”), Etimex Primary Packaging GmbH, a limited liability company formed under the laws of Germany and Flexsys Verwaltungs- und Beteiligungsgesellschaft mbH, a limited liability company formed under the laws of Germany and a wholly-owned subsidiary of Solutia Inc. (“Solutia”).

This Form 8-K/A amends the Form 8-K filed on June 1, 2010 to provide, as required by Items 9.01(a) and 9.01(b), the audited financial statements of Vistasolar, a foreign business under Rule 1-02(l), and the unaudited pro forma combined financial information related to the Vistasolar acquisition.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(a)	Financial Statements of Business Acquired
The following financial statements are filed as Exhibit 99.1:

(i) Non-statutory combined annual financial statements of Vistasolar as of and for the year ended December 31, 2009, including accompanying notes and Audit Opinion.

(b)	Pro Forma Financial Information

The following pro forma financial information is furnished as Exhibit 99.2:

(i) Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2009
(ii) Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2010

In lieu of providing an unaudited pro forma condensed combined balance sheet, we have included as Exhibit 99.3, our consolidated balance sheet dated June 30, 2010 from our Form 10-Q for the quarter ended June 30, 2010 which was filed on July 28, 2010 and which reflects therein the Vistasolar acquisition.

(d)	Exhibits
Exhibit Number	Description

23.1	Consent of Ernst & Young GmbH, Independent Public Accounting Firm
99.1	Financial Statements listed in Item 9.01(a)
99.2	Unaudited Pro Forma Financial Information listed in Item 9.01 (b)
99.3	Consolidated Statement of Financial Position as of June 30, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SOLUTIA INC.
(Registrant)
/s/ Paul J. Berra, III
Paul J. Berra, III Senior Vice President, General Counsel, Legal and Governmental Affairs

DATE: August 17, 2010

EXHIBIT INDEX
Exhibit Number	Description

23.1	Consent of Ernst & Young GmbH, Independent Public Accounting Firm
99.1	Financial Statements listed in Item 9.01(a)
99.2	Unaudited Pro Forma Financial Information listed in Item 9.01 (b)
99.3	Consolidated Statement of Financial Position as of June 30, 2010